UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9353

Seligman New Technologies Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 6/30/05

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
New Technologies Fund, Inc.
(In Liquidation)
Mid-Year Report
June 30, 2005

Table of Contents

To The Stockholders	1

Portfolio Overview	2

Portfolio of Investments	4

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Statement of Cash Flows	11

Notes to Financial Statements	12

Financial Highlights	19

Board of Directors and Executive Officers.	20

Additional Fund Information	back cover

To The Stockholders

Your mid-year report for Seligman New Technologies Fund, Inc. follows this letter. The report contains the Fund’s financial statements and a portfolio of the Fund’s investments.

On February 23, 2005, in accordance with the Fund’s plan of complete liquidation and dissolution, the Fund made its second distribution to Stockholders in the amount of $4,423,292, or $0.30 per share. A third distribution of $0.45 per share has been approved for payment on August 16, 2005. Through these distributions, the Fund returned to Stockholders 9.22% and 14.07% of the Fund’s net assets at the respective distribution declaration dates. Total distributions in liquidation now total $1.05 per share. The distributions have included and will include proceeds from the sale of certain of the Fund’s holdings in accordance with the plan referred to above.

Effective April 8, 2005, Lauren Wu was appointed Co-Portfolio Manager of the Fund, joining Richard M. Parower and Reema D. Shah. Ms. Wu will continue her role as Chief Financial Officer, Venture Capital Investments of J. & W. Seligman & Co. Incorporated, the Fund’s investment manager, and will be responsible for managing existing venture capital companies held in the portfolio.

By Order of the Board of Directors,
William C. Morris
Chairman

Brian T. Zino
President

August 19, 2005

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co.	Seligman Data Corp.	(800) 221-2450 Stockholder Services
Incorporated	100 Park Avenue	(800) 445-1777 Retirement Plan Services
100 Park Avenue	New York, NY 10017	(212) 682-7600 Outside the United States
New York, NY 10017		(800) 622-4597 24-Hour Automated Telephone Access Service
General Counsel
General Distributor	Sullivan & Cromwell LLP
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Portfolio Overview (liquidation basis)

Diversification of Net Assets June 30, 2005

				Percent of Net Asset
	Issues	Cost	Value	June 30, 2005	December 31, 2004
Convertible Perferred Stocks:
Application Software	2	$5,587,029	$678,255	1.4	4.9
Communications Equipment	2	6,327,009	—	—	—
Health Care Equipment and Supplies	2	9,430,017	16,958,760	36.1	35.7
Internet Software and Services	14	40,466,200	5,616,380	12.0	15.5
IT Services	1	4,082,544	3,184,384	6.8	8.7
Systems Software	3	9,250,475	450,384	1.0	1.1
Wireless Telecommunication Services	1	1,875,631	17,271	—	0.1
Total Convertible Preferred Stocks	25	77,018,905	26,905,434	57.3	66.0
Limited Partnerships:
Multi-Sector Holdings	5	8,216,741	5,566,248	11.9	12.1
Common Stocks and Warrants:
Application Software	1	—	—	—	—
Communications Equipment	2	1,415,813	—	—	—
Health Care Equipment and Supplies	1	334,809	42,133	0.1	0.2
Internet Software and Services	5	16,861,332	71,238	0.1	0.3
IT Services	2	5,289,849	925,363	2.0	1.6
Multi-Sector Holdings	1	306,494	155,759	0.3	0.4
Systems Software	4	10,251,954	553,570	1.2	1.2
Wireless Telecommunication Services	2	3,024,518	151,221	0.3	0.6
Total Common Stocks and Warrants	18	37,484,769	1,899,284	4.0	4.3
Convertible Promissory Notes:
Communications Equipment	1	1,011,748	35,392	0.1	0.2
Internet Software and Services	3	1,408,210	—	—	—
Total Convertible Promissory Notes	4	2,419,958	35,392	0.1	0.2
Short-Term Holdings and Other Assets Less Liabilities	2	12,564,170	12,564,170	26.7	17.4
Net Assets	54	$137,704,543	$46,970,528	100.0	100.0

Largest Portfolio Holdings June 30, 2005

Security	Value	Percent of Net Assets	Security	Value	Percent of Net Assets
GMP Companies (Series A)	$16,958,760	36.1	iBiquity Digital (Series C)	$1,424,922	3.0
LifeMasters Supported SelfCare (Series E)	3,184,384	6.8	The Petroleum Place (Series C)	1,210,484	2.6
Edison Venture Fund IV	2,136,091	4.5	InnoCal II	1,196,521	2.5
Walden VC II	1,850,488	3.9	QuinStreet (Series B)	1,046,443	2.2
iBiquity Digital (Series A)	1,614,514	3.4	Access Data (Class A)	925,363	2.0

Portfolio Overview (liquidation basis)

Largest Industries June 30, 2005

Composition of Net Assets June 30, 2005

Portfolio of Investments (unaudited) (liquidation basis)
June 30, 2005

	Shares		Acquisition Date*	Cost*	Value
Restricted Securities# 73.3%
Convertible Preferred Stocks 57.3%
Application Software 1.4%
Index Stock Imagery (Series A Sr.)ø	1,356,509		3/20/02 to 4/16/04	$3,962,029	$678,255
Sensable Technologies (Series C)ø	489,458		4/5/00	1,625,000	—
					678,255
Communications Equipment 0.0%
Geographic Network Affiliates International (Series A)ø	63,200		12/29/99	6,327,009	—
Geographic Network Affiliates International (Series B)	316,000		12/5/01	—	—
					—
Health Care Equipment and Supplies 36.1%
Bernard Technologies (Series D)ø	1,436,364		11/8/99	3,957,011	—
GMP Companies (Series A)ø	1,092,000		9/15/99	5,473,006	16,958,760
					16,958,760
Internet Software and Services 12.0%
Adexa (Series C)	98,003		8/24/00	1,244,950	73,502
Adexa (Series E)	59,394	†	7/12/02	75,438	35,636
ePolicy Solutions (Series B)	562,113		5/2/00	1,999,998	140,528
Global Commerce Systems (Series A)	1,746		4/6/00	30,005	—
Global Commerce Systems (Series D)	1,125,148		4/6/00	5,474,826	—
iBiquity Digital (Series A)	383,495		1/19/00	3,559,221	1,614,514
iBiquity Digital (Series C)	464,144		4/24/02	1,424,923	1,424,922
Infomediary Technology Solutions (Series A Sr.)	1,660,130		10/6/00	1,001,515	2,656
NeoPlanet (Series C)ø	1,344,302		2/18/00	6,319,998	24,171
OurHouse (Series D)	1,316,666		2/11/00	7,899,996	—
The Petroleum Place (Series C)	68,505		3/7/00	4,050,016	1,210,484
QuinStreet (Series B)	166,102		5/25/00	490,001	1,046,443
Techies.com (Series C)	743,529		1/27/00	6,320,139	—
UGO Networks (Series II)	290,162		1/30/01	575,174	43,524
					5,616,380
IT Services 6.8%
LifeMasters Supported SelfCare (Series E)	510,318		1/31/00	4,082,544	3,184,384
Systems Software 1.0%
Enterworks (Series A)	2,747,826		12/30/99	3,160,000	15,663
FlashPoint Technology (Series E)ø‡	1,037,037		9/10/99	4,203,479	—
NSI Software (Series B)	222,934		4/14/00 to 11/13/02	1,886,996	434,721
					450,384

____________
See footnotes on page 7.

Portfolio of Investments (unaudited) (liquidation basis)
June 30, 2005

	Shares	Acquisition Date*	Cost*	Value
Wireless Telecommunication Services 0.0%
fusionOne (Series D)	345,420	9/13/00 to 10/11/00	$1,875,631	$17,271
Total Convertible Preferred Stocks
(Cost $77,018,905)				26,905,434
Limited Partnerships 11.9%
Multi-Sector Holdings 11.9%
Asia Internet Capital Ventures		8/15/00	336,742	206,613
Compass Venture Partners		11/22/99 to 2/21/02	458,087	176,535
Edison Venture Fund IV		10/18/99 to 12/19/02	2,416,227	2,136,091
InnoCal II		8/23/00 to 1/4/05	1,449,248	1,196,521
Walden VC II		5/17/00 to 1/26/05	3,556,437	1,850,488
Total Limited Partnerships (Cost $8,216,741)				5,566,248
Common Stocks and Warrants 4.0%
Application Software 0.0%
Sensable Technologiesø	2,569,599	10/1/04	—	—
Communications Equipment 0.0%
Viadux	1,654	12/10/99	790,002	—
WaveSplitter Technologies	7,322	9/22/00	625,811	—
				—
Health Care Equipment and Supplies 0.1%
Cardiac Science	50,521	6/23/00	334,809	42,133
Internet Software and Services 0.1%
etang.com	71,457	1/6/00	—	5,002
Interactive Video Technologies	66,530	12/23/99	5,135,000	—
Qpass	38,279	5/2/00 to 5/11/01	2,160,000	19,905
UGO Networks	44,350	11/12/99	3,162,334	—
Workstream	29,974	3/23/00	6,403,998	46,331
				71,238
IT Services 2.0%
Access Data (Class A)ø	3,190,909	3/29/00	5,265,000	925,363
Axentis	67,828	6/23/00	24,849	—
				925,363

Multi-Sector Holdings 0.3%
Tower Gate (Series E)	202,053	7/26/00	306,494	155,759

____________
See footnotes on page 7.

Portfolio of Investments (unaudited) (liquidation basis)
June 30, 2005

	Shares, Warrants, or Principal Amount		Acquisition Date*	Cost*	Value
Systems Software 1.2%
Coventorø	4,196,058	shs.	3/8/00	$5,265,002	$503,527
DecisionPoint Applications	67,307		4/20/00	1,751,523	45,769
Entegrity Solutions	59,413		2/16/00 to 4/25/02	3,195,221	—
NSI Software	10,424		4/14/00	40,208	4,274
					553,570
Wireless Telecommunication Services 0.3%
GoSolutionsø	342,411		4/3/00 to 3/19/01	2,967,018	65,058
GoSolutions	226,745	wts.	5/24/01	57,500	86,163
					151,221
Total Common Stocks and Warrants
(Cost $37,484,769)					1,899,284
Convertible Promissory Notes 0.1%
Communications Equipment 0.1%
Geographic Network Affiliates International
9%, payable on demand	$1,011,200	†	12/5/01 to 3/12/02	1,011,748	35,392
Internet Software and Services 0.0%
Techies.com:
9%, payable on demand	771,976		6/7/00	771,976	—
9%, due 2/20/2006	421,333		2/22/01	425,568	—
9%, due 2/20/2008	210,666		2/22/01	210,666	—
					—
Total Convertible Promissory Notes
(Cost $2,419,958)					35,392
Total Restricted Securities
(Cost $125,140,373)					34,406,358
Short-Term Holdings 23.7%
Repurchase Agreement 19.2%
State Street Corporation 2.65%, dated
6/30/2005, maturing 7/1/2005, in the
amount of $9,035,665, collateralized by:
$9,295,000 US Treasury Notes 3.50%,
2/15/2010, with a fair market value of
$9,306,619	9,035,000				9,035,000

____________
See footnotes on page 7.

Portfolio of Investments (unaudited) (liquidation basis)
June 30, 2005

	Principal Amount	Value
Fixed Time Deposits 4.5%
BNP Paribas, Grand Cayman 2.77%, 7/1/2005	$2,100,000	$2,100,000
Total Short-Term Holdings
(Cost $11,135,000)		11,135,000
Total Investments
(Cost $136,275,373) 97.0%		45,541,358
Other Assets Less Liabilities 3.0%		1,429,170
Net Assets 100.0%		$46,970,528

____________
*	Required disclosure for restricted securities only.
#
Restricted securities listed above are non-income producing and were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of these holdings as set forth in various agreements entered into in connection with the purchase of these investments. The Fund typically will bear costs in connection with the disposition of these investments including those involved in registration under the Securities Act of 1933, but under certain limited circumstances, such cost could be borne by the issuer. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund.

ø	Affiliated issuer (Fund’s holding representing 5% or more of the outstanding voting securities).
‡	Income producing security.
†	Warrants attached.
See Notes to Financial Statements.

Statement of Assets and Liabilities
(unaudited) (liquidation basis)
June 30, 2005

Assets:
Investments, at value:
Convertible preferred stocks* (cost $77,018,905)	$26,905,434
Limited partnerships (cost $8,216,741)	5,566,248
Common stocks and warrants* (cost $37,484,769)	1,899,284
Convertible promissory notes (cost $2,419,958)	35,392
Short-term holdings (cost $11,135,000)	11,135,000
Total investments* (cost $136,275,373)	45,541,358
Cash	906
Receivable for securities sold	6,558,975
Expenses prepaid to stockholder service agent	18,621
Receivable for interest and dividends	1,400
Other	227,518
Total Assets	52,348,778

Liabilities:
Accrued liquidation period expenses (Note 1)	5,366,032
Other	12,218
Total Liabilities	5,378,250
Net Assets	$46,970,528

Composition of Net Assets:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized; 14,744,393 shares outstanding)	147,444
Additional paid-in capital	517,399,105
Undistributed net investment income	980,260
Accumulated net realized loss	(380,822,266)
Net unrealized depreciation of investments	(90,734,015)
Net Assets	$46,970,528

Net Asset Value per Share	$3.19

____________
* Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $45,364,552 and a value of $19,155,134.
See Notes to Financial Statements.

Statement of Operations (unaudited) (liquidation basis)
For the Six Months Ended June 30, 2005

Investment Income:
Dividends*	$843,939
Interest	150,122
Total Investment Income	994,061

Expenses	—
Net Investment Income	994,061

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments*	(12,536,342)
Net change in unrealized depreciation of investments	15,378,814
Net Gain on Investments	2,842,472
Increase in Net Assets from Operations	$3,836,533

____________
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with dividend income of $843,939 and net realized loss of $6,593,735.
See Notes to Financial Statements.

Statements of Changes in Net Assets
(unaudited) (liquidation basis)

	Six Months Ended June 30, 2005	Year Ended December 31, 2004†
Operations:
Net investment gain (loss)	$994,061	$(6,681,314)
Net realized loss on investments and foreign currency transactions	(12,536,342)	(28,293,713)
Payments received from the Manager (Note 10)	—	60,126
Net change in unrealized depreciation of investments and foreign currency transactions	15,378,814	17,406,121
Increase (Decrease) in Net Assets from Operations	3,836,533	(17,508,780)
Distributions to Stockholders:
Return of capital	(4,422,618)	(4,423,292)
Decrease in Net Assets from Distributions	(4,422,618)	(4,423,292)
Capital Share Transactions:
Cost of shares repurchased (776,314 shares)	—	(3,703,018)
Decrease in Net Assets From Capital Share Transactions	—	(3,703,018)
Decrease in Net Assets	(586,085)	(25,635,090)
Net Assets:
Beginning of period	47,556,613	73,191,703
End of Period (includes undistributed net investment income of $980,260 and net of accumulated net investment loss of $(13,801), respectively.)	$46,970,528	$47,556,613

____________
†  On February 25, 2004, the Fund adopted liquidation-basis accounting.
See Notes to Financial Statements.

Statement of Cash Flows (unaudited) (liquidation basis)
For the Six Months Ended June 30, 2005

Cash Flows From Operating Activities:
Net increase in net assets from operations	$3,836,533
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(1,149,330)
Proceeds from disposition of investment securities	8,847,755
Purchases/maturities of short-term investment securities, net	2,687,000
Increase in interest and dividends receivable	(515)
Increase in receivable for securities sold	(6,558,975)
Increase in other assets	(55,831)
Decrease in accrued liquidation-period expenses and other liabilities	(775,489)
Net change in unrealized depreciation of investments	(15,378,814)
Net realized loss on investments	12,536,342
Net Cash Provided by Operating Activities	3,988,676

Cash Flows From Financing Activities:
Distribution to Stockholders	(4,422,618)
Net Cash Used in Financing Activities	(4,422,618)
Net Decrease in Cash	(433,942)

Cash balance at beginning of period	434,848
Cash Balance at End of Period	$906

____________
See Notes to Financial Statements.

Notes to Financial Statements
(unaudited) (liquidation basis)

1.
Liquidation — On February 25, 2004, the stockholders of Seligman New Technologies Fund, Inc. (the “Fund”) approved two proposals: (i) a plan of complete liquidation and dissolution of the Fund (the “Plan”); and (ii) the elimination of the Fund’s fundamental investment policy of making quarterly repurchase offers for its common stock. As a result, the last quarterly share repurchase offer was completed on January 9, 2004.

In accordance with the Plan, J. & W. Seligman & Co. Incorporated (the “Manager”) will continue to oversee the assets of the Fund and has the authority to sell or otherwise dispose of the Fund’s assets in such a manner as the Manager deems advisable. The Manager will effect the orderly liquidation of the Fund over such time as it determines, in its sole discretion, is appropriate to maximize the value of the Fund’s portfolio. Shortly following the approval of the Plan, the Manager sold most of the Fund’s publicly-traded securities.

Under the Plan, the Manager may make additional investments only in (a) short-term liquid securities for cash management purposes; (b) limited partnership interests as required by the Fund’s outstanding contractual commitments to limited partnerships; and (c) companies the securities of which are at the time held in the Fund’s portfolio (“Follow-on Investments”), but only if the Manager determines (i) that the securities of that company may not at that time be sold or may be sold only at a disadvantageous price and (ii) that making such additional investment is necessary or advisable to protect the Fund from dilution or other reduction in value, and in any case only to the extent that the Fund has, at that time, sufficient liquid assets with which to make such additional investment.

From the proceeds of the liquidation of assets, the Fund may retain or set aside in a reserve amounts necessary (i) to discharge any unpaid liabilities on the Fund’s books after all remaining assets have been liquidated or written off and (ii) to pay or otherwise provide for such contingent or unascertained liabilities as the Fund shall reasonably deem to exist. The Fund also intends to reserve sufficient liquid assets to satisfy the balance of contractual commitments to make additional capital contributions to two limited partnerships (Note 9) and Follow-on Investments, and to pay Liquidation Period Expenses (as defined below) and any other operating expenses.

Due to the illiquid nature of the Fund’s assets as of June 30, 2005, and because a ready market does not exist for these assets, the liquidation process may take five years or more. As liquidity occurs in the remainder of the portfolio by such events as acquisitions, mergers, IPOs or sales of holdings, proceeds will be distributed to stockholders on a pro rata basis to the extent they exceed amounts needed for reserves. The Fund is unable to predict when such liquidity will occur and, consequently, when stockholders can expect to receive distributions. It is also possible that stockholders will receive only small distributions, if companies held by the Fund fail or the Manager can sell a security for only a small portion of its current value. On August 4, 2004 and February 23, 2005, the Fund made distributions to stockholders. On July 21, 2005, the Board of Directors (the “Board”) of the Fund approved a distribution to stockholders of approximately $6.6 million, or $0.45 per share. This distribution is expected to be paid on August 16, 2005.

As a result of the approval of the proposals described above, the Fund changed its basis of accounting from the going concern basis to the liquidation basis effective February 25, 2004. Accordingly, on that date, the Fund accrued as a liability an estimate of operating expenses expected to be incurred during the liquidation period (“Liquidation Period Expenses”). This accrual was a non-cash charge that reduced the Fund’s net asset value. As a non-cash charge, the Fund’s available cash was not affected. The Fund’s estimate of Liquidation Period Expenses at February 25, 2004 was equal to approximately $7,700,000, or approximately $0.52 per share, based on 14,744,393 shares outstanding after the January 9, 2004 repurchase. This estimate was based, in part, on the Manager’s best estimate of when the value of certain holdings will be realized and cash distributed to stockholders. The estimate included approximately $3,300,000 of manage-

Notes to Financial Statements
(unaudited) (liquidation basis)

ment fees, $1,300,000 of stockholder account services, $1,100,000 of stockholder servicing fees, and $2,000,000 of other expenses. The accrued liability will be adjusted from time to time based on changes in the Fund’s actual net assets, changes in expectations of the timing of future distributions and actual expenses incurred. At June 30, 2005, the balance of estimated Liquidation Period Expenses was $5,366,032.

The decrease in the balance of estimated liquidation period expenses for the six months ended June 30, 2005 resulted from the following:

Balance at December 31, 2004		$6,141,521
Expenses paid:
Management fee	$(339,400)
Stockholder account services	(191,849)
Stockholder servicing fee	(112,563)
Other expenses	(131,677)
Total expenses paid		(775,489)
Balance at June 30, 2005		$5,366,032

The Manager has undertaken to reduce its management fee from February 26, 2004 until the liquidation of the Fund is completed, subject to annual renewal by the Board. The reduced fee rate is 1.50% per annum of the Fund’s average daily net assets.

2.
Significant Accounting Policies — The financial statements of the Fund for the six months ended June 30, 2005, have been prepared on a liquidation basis of accounting in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

The Fund owns securities of privately-owned technology companies. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund is invested will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.

Venture capital investments are valued at fair value, which is cost unless the Manager determines, pursuant to the Fund’s valuation procedures, that such a valuation no longer reflects fair value. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of

Notes to Financial Statements
(unaudited) (liquidation basis)

similar securities of the company to the Fund or to third parties at different prices or terms, if a company is acquired by another company, if a company in which the Fund invests undertakes an initial public offering (each, a market clearing event), or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board, determines best reflects its fair value. In the case of a market-clearing event, the investment is valued based on the terms and conditions of the event. In the absence of a market clearing event, the valuation is determined using one of several methods including a discounted cash flow, discounted earnings or comparable revenues model using assumptions set by the Manager based on the company’s results and/or plans.

The Fund may also hold restricted securities of a class that has been sold to the public. The fair valuation of these restricted securities is often the market value of the publicly-traded shares less a discount to reflect contractual or legal restrictions limiting resale.

At June 30, 2005, market quotations were not readily available for venture capital securities valued at $34,406,358 (73.3% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b.
Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions.

c.
Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

d.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.
Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an

Notes to Financial Statements
(unaudited) (liquidation basis)

unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments. For the six months ended June 30, 2005, the Fund did not write or purchase options.

f.
Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

	g.	Distributions to Stockholders — Distributions to Stockholders are recorded on ex-dividend date.

3.
Repurchase Offers — As described in Note 1, the Fund no longer makes share repurchase offers. Prior to the approval of the Plan by the stockholders, in order to provide investors with a limited degree of liquidity, the Fund made quarterly offers to repurchase its shares. Repurchase offers were limited to 5% of the number of the Fund’s outstanding shares on the dates the repurchase requests were due. The Fund was able to repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund’s Board. In the event the repurchase offer was oversubscribed, the Fund could, but was not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determined not to repurchase additional shares, it repurchased shares on a pro rata basis. The repurchase price was equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date could have been as much as fourteen days after the date that the repurchase requests were due. Payment of the repurchase price was generally made on the third business day after the repurchase pricing date, but the payment could have been made as much as seven days after such pricing date.

4.
Management Fee and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. As described in Note 1, the management fee rate was reduced from 2.00% per annum to 1.50% per annum effective February 26, 2004. For the six months ended June 30, 2005, the Manager received a fee, calculated daily and payable monthly, equal to $328,077 or 1.50% per annum of the Fund’s average daily net assets. At June 30, 2005, $52,823 of such fee is payable to the Manager.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $191,849 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2005, the Fund’s potential obligation under the Guaranties is $51,300. As of June 30, 2005, no event has occurred which would result

Notes to Financial Statements
(unaudited) (liquidation basis)

in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at June 30, 2005, of $13,476 is included in accrued liquidation period expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5.
Stockholder Servicing Fee — Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the six months ended June 30, 2005, such fees aggregated $108,789 or 0.50% per annum of the Fund’s average daily net assets.

6.
Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the six months ended June 30, 2005 amounted to $1,149,330 and $8,847,755, respectively.

7.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2005, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2005, the cost of investments for federal income tax purposes was $134,999,153. The tax basis cost was lower than the cost for financial reporting purposes primarily due to the realization for tax purposes of unrealized losses on investments in limited partnerships.

At June 30, 2005, the tax components of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities	$12,126,021
Gross unrealized depreciation of portfolio securities	(101,583,816)
Net unrealized depreciation of portfolio securities	(89,457,795)
Undistributed income	276,326
Capital loss carryforward	(355,589,914)
Current period net realized loss	(26,508,572)
Total accumulated losses	$(471,279,955)

Notes to Financial Statements
(unaudited) (liquidation basis)

At December 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $355,589,914, which is available for offset against future taxable net capital gains, with $80,213,867 expiring in 2009, $228,054,836 expiring in 2010, $31,614,312 expiring in 2011, and $15,706,899 expiring in 2012. The amount was determined after adjustments for certain differences between financial reporting and tax purposes. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

8.
Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of affiliated issuers during the six months ended June 30, 2005, is as follows:

Affiliate	Beginning Shares	Gross Purchases and Additions	Gross Sales and Reductions	Ending Shares	Dividend Income/ Realized (Loss)	Ending Value
Access Data (Class A) (common stock)	3,190,909	—	—	3,190,909	—	$925,363
Bernard Technologies (Series D)	1,436,364	—	—	1,436,364	—	—
Coventor (common stock)	4,196,058	—	—	4,196,058	—	503,527
FlashPoint Technology (Series E)	1,037,037	—	—	1,037,037	$843,939	—
Gateway Learning (Series D)	1,441,442	—	1,441,442	—	(6,042,710)	—
Geographic Network Affiliates
International (Series A)	63,200	—	—	63,200	—	—
GMP Companies (Series A)	1,092,000	—	—	1,092,000	—	16,958,760
GoSolutions (common stock)	342,411	—	—	342,411	—	65,058
Homegain.com (Series C)	711,000	—	711,000	—	(551,025)	—
Index Stock Imagery (Series A Sr.)	1,356,509	—	—	1,356,509	—	678,255
NeoPlanet (Series C)	1,344,302	—	—	1,344,302	—	24,171
Sensable Technologies (Series C)	489,458	—	—	489,458	—	—
Sensable Technologies (common stock)	2,569,299	—	—	2,569,299	—	—
Total					$(5,749,796)	$19,155,134

9.
Limited Partnership Commitments — In connection with the Fund’s investments in certain limited partnerships, the Fund is contractually committed to make additional capital contributions of up to $4,859,125, if and when the partnerships request such contributions. At June 30, 2005, the capital commitments and expiration dates are as follows:

Notes to Financial Statements
(unaudited) (liquidation basis)

Amount	Expiration Date for New Investments by the Partnerships	Final Expiration Date
$3,600,000	September 2006	November 2010
1,259,125	March 2007	March 2011

10.
Other Matters — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not affect Seligman New Technologies Fund, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $60,126 paid to Seligman New Technologies Fund, which has been reported as Payments received from the Manager in the Statement of Changes in Net Assets for the year ended December 31, 2004.

Financial Highlights (unaudited)

The table below is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your capital gain distributions and your return of capital distributions were taken in cash. Total returns do not reflect any taxes or sales charges and are not annualized for periods less than one year.

		Year Ended December 31,
	Six Months Ended June 30, 2005(liquidation basis)	2004 (liquidation basis)†		2003	2002	2001	2000
Per Share Data:
Net Asset Value, Beginning of Period	$3.23	$4.72		$4.83	$12.11	$25.23	$37.34
Income (Loss) from Investment Operations:
Net investment income (loss)	0.07	(0.45	)*	(0.16)	(0.23)	(0.44)	(0.97)
Net realized and unrealized gain (loss) on investments	0.19	(0.74)		0.05	(7.05)	(12.41)	(5.10)
Total from Investment Operations	0.26	(1.19)		(0.11)	(7.28)	(12.85)	(6.07)
Distributions from net realized capital gains	—	—		—	—	(0.27)	(6.04)
Return of capital	(0.30)	(0.30)		—	—	—	—
Net Decrease in Net Asset Value	(0.04)	(1.49)		(0.11)	(7.28)	(13.12)	(12.11)
Net Asset Value, End of Period	$3.19	$3.23		$4.72	$4.83	$12.11	$25.23

Total Return	8.05%	(25.21	)%**	(2.28)%	(60.12)%	(50.85)%	(20.96)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$46,971	$47,557		$73,192	$89,380	$269,630	$662,168
Ratio of expenses to average net assets	—	12.71	%*	3.69%	3.08%	2.79%	2.67%
Ratio of net investment income (loss) to
average net assets	4.55%††	(10.75	)%*	(3.58)%	(3.04)%	(2.56)%	(2.49)%
Portfolio turnover rate	3.10%	17.88%		39.86%	147.87%	125.60%	122.67%

____________
*	Including the effect of the remaining balance of estimated liquidation period expenses of $5,960,000, equivalent to $0.40 per share or 9.59% per annum of average daily net assets.
**	Excluding the effect of the payments received from the Manager described in Note 10, total return would have been (25.30)%.
†	On February 25, 2004, the Fund adopted liquidation-basis accounting.
††	Annualized.
See Notes to Financial Statements.

Board of Directors

Robert B. Catell 2, 3	Leroy C. Richie 1, 3
• Chairman, Chief Executive Officer and Director, KeySpan Corporation	• Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.
• Director, Kerr-McGee Corporation

John R. Galvin 1, 3	Robert L. Shafer 2, 3
• Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University	• Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

Alice S. Ilchman 2, 3	James N. Whitson 1, 3
• President Emerita, Sarah Lawrence College	• Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
• Director, Jeannette K. Watson Summer Fellowship	• Director, CommScope, Inc.
• Trustee, Committee for Economic Development
Brian T. Zino
Frank A. McPherson 2, 3	• Director and President, J. & W. Seligman & Co. Incorporated
• Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation	• Chairman, Seligman Data Corp.
• Director, ConocoPhillips	• Director, ICI Mutual Insurance Company
• Director, Integris Health	• Member of the Board of Governors, Investment Company Institute

Betsy S. Michel 1, 3	__________
• Trustee, The Geraldine R. Dodge Foundation	Member: 1 Audit Committee
2 Director Nominating Committee
William C. Morris	3 Board Operations Committee
• Chairman, J. & W. Seligman & Co. Incorporated
• Chairman, Carbo Ceramics Inc.

Executive Officers

William C. Morris	Reema D. Shah
Chairman	Vice President
Brian T. Zino	Lawrence P. Vogel
President and Chief Executive Officer	Vice President and Treasurer
Eleanor T.M. Hoagland	Lauren Wu
Vice President and Chief Compliance Officer	Vice President
Richard M. Parower	Frank J. Nasta
Vice President	Secretary
Thomas G. Rose
Vice President

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Additional Fund Information

Quarterly Schedule of Investments
A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.[1]

Proxy Voting
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.[2]

This report is intended only for the information of current stockholders of the Fund.

[1]  This reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.
[2]  Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

CENT3 6/05

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has a adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Not applicable.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW TECHNOLOGIES FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	September 7, 2005

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	September 7, 2005

Seligman New Technologies Fund, INC.

EXHIBIT INDEX

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940

	(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.